                                                                         h(6)(c)

                             MEMORANDUM OF AGREEMENT



         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                             AIM ADVISOR FUNDS
                                             AIM EQUITY FUNDS
                                             AIM FUNDS GROUP
                                             AIM INTERNATIONAL FUNDS, INC.
                                             AIM INVESTMENT SECURITIES FUNDS
                                             AIM SUMMIT FUND
                                             AIM TAX-EXEMPT FUNDS
                                             AIM VARIABLE INSURANCE FUNDS

                                             SHORT-TERM INVESTMENTS CO.
                                             SHORT-TERM INVESTMENTS TRUST
                                             TAX-FREE INVESTMENTS CO.


                                             By: /s/ ROBERT H. GRAHAM
                                                 -------------------------------

                                             Title: President
                                                    ----------------------------



                                             A I M ADVISORS, INC.


                                             By: /s/ ROBERT H. GRAHAM
                                                 -------------------------------

                                             Title: President
                                                    ----------------------------

                                                      AS REVISED AUGUST 30, 2002

                                  EXHIBIT "A"

                                AIM ADVISOR FUNDS


FUND                                                  EFFECTIVE DATE                    COMMITTED UNTIL*
----                                                  --------------                    ----------------
AIM International Value Fund                        September 11, 2000
AIM Real Estate Fund                                September 11, 2000

                                AIM EQUITY FUNDS


FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ---------------
AIM Aggressive Growth Fund                             June 21, 2000
AIM U.S Growth Fund                                   August __, 2002
AIM Basic Value II Fund                               August __, 2002
AIM Blue Chip Fund                                     June 21, 2000
AIM Capital Development Fund                           June 21, 2000
AIM Charter Fund                                       June 21, 2000
AIM Constellation Fund                                 June 21, 2000
AIM Core Strategies Fund                             December 28, 2001
AIM Dent Demographic Trends Fund                       June 21, 2000
AIM Emerging Growth Fund                               June 21, 2000
AIM Large Cap Basic Value Fund                         June 21, 2000
AIM Large Cap Core Fund                              December 28, 2001
AIM Large Cap Growth Fund                              June 21, 2000
AIM Mid Cap Growth Fund                                June 21, 2000
AIM Weingarten Fund                                    June 21, 2000


                                 AIM FUNDS GROUP


FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Balanced Fund                                      June 1, 2000
AIM Basic Balanced Fund                              September 28, 2001
AIM European Small Company Fund                       August 30, 2000
AIM Global Utilities Fund                              June 1, 2000
AIM International Emerging Growth Fund                August 30, 2000
AIM Mid Cap Basic Value Fund                         December 27, 2001
AIM New Technology Fund                               August 30, 2000
AIM Select Growth Fund                                 June 1, 2000
AIM Small Cap Equity Fund                             August 30, 2000
AIM Value Fund                                         June 1, 2000
AIM Value II Fund                                     August 30, 2000
AIM Worldwide Spectrum Fund                          December 27, 2000

--------

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                          AIM INTERNATIONAL FUNDS, INC.


FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Asian Growth Fund                              June 21, 2000
AIM European Development Fund                      June 21, 2000
AIM Global Aggressive Growth Fund                  June 21, 2000
AIM Global Growth Fund                             June 21, 2000
AIM Global Income Fund                             June 21, 2000
AIM International Equity Fund                      June 21, 2000


                         AIM INVESTMENT SECURITIES FUNDS


FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ----------------
AIM High Yield Fund II                             June 1, 2000
AIM High Yield Fund                                June 1, 2000
AIM Income Fund                                    June 1, 2000
AIM Intermediate Government Fund                   June 1, 2000
AIM Limited Maturity Treasury Fund                 June 1, 2000
AIM Money Market Fund                              June 1, 2000
AIM Municipal Bond Fund                            June 1, 2000
AIM Short Term Bond Fund                          August __, 2002
AIM Total Return Bond Fund                       December 28, 2001

                                 AIM SUMMIT FUND


FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Summit Fund                                    July 24, 2000

                              AIM TAX-EXEMPT FUNDS



FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM High Income Municipal Fund                     June 1, 2000
AIM Tax-Exempt Cash Fund                           June 1, 2000
AIM Tax-Free Intermediate Fund                     June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS



FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM V.I. Aggressive Growth Fund                    May 1, 2000
AIM V.I. Balanced Fund                             May 1, 2000
AIM V.I. Basic Value Fund                       September 10, 2001
AIM V.I. Blue Chip Fund                            May 1, 2000
AIM V.I. Capital Appreciation Fund                 May 1, 2000
AIM V.I. Capital Development Fund                  May 1, 2000
AIM V.I. Dent Demographic Trends Fund              May 1, 2000
AIM V.I. Diversified Income Fund                   May 1, 2000
AIM V.I. Global Utilities Fund                     May 1, 2000
AIM V.I. Government Securities Fund                May 1, 2000
AIM V.I. Growth Fund                               May 1, 2000
AIM V.I. Growth and Income Fund                    May 1, 2000

----------

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.



FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM V.I. High Yield Fund                           May 1, 2000
AIM V.I. International Equity Fund                 May 1, 2000
AIM V.I. Mid Cap Equity Fund                    September 10, 2001
AIM V.I. Money Market Fund                         May 1, 2000
AIM V.I. New Technology Fund                       May 1, 2000
AIM V.I. Value Fund                                May 1, 2000

                           SHORT-TERM INVESTMENTS CO.


FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ----------------
Liquid Assets Portfolio                            June 1, 2000
Prime Portfolio                                    June 1, 2000

                          SHORT-TERM INVESTMENTS TRUST


FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
Government & Agency Portfolio                      June 1, 2000
Government TaxAdvantage Portfolio                  June 1, 2000
Treasury Portfolio                                 June 1, 2000


                            TAX-FREE INVESTMENTS CO.


FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
Cash Reserve Portfolio                             June 1, 2000


--------

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.